Note Payable to Bank (Sun & Sun Industries Inc [Member])	9 Months Ended
Sep. 30, 2014
Sun & Sun Industries Inc [Member]
Note Payable To Bank

7. NOTE PAYABLE TO BANK

This represents the amount payable to a bank under the Restated and Final Forbearance Agreement (the “Agreement”) dated September 30, 2014. The note is secured by substantially all assets of the Company and personal guarantees from the stockholders and a related party. The note bears interest at the rate of 10% per annum, payable monthly. It is due for repayment on the forbearance termination date of March 31, 2015. The Agreement includes certain financial and other covenants which will primarily be tested on a calendar year basis.

The balance outstanding as at December 31, 2013 and 2012 was under a previous agreement having similar term for security and interest.